UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 359-4666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01          Regulation FD Disclosure.

On Thursday, April 14, 2022 at 5:00 p.m. Eastern Time, CLS Holdings USA, Inc. (the “Company”), will host a webcast to discuss the Company’s financial highlights for its third quarter of fiscal year 2022. The webcast can be accessed at https://onlinexperiences.com/Launch/QReg/ShowUUID=E795A5B4-8436-4A51-BD49-1BE65CB39778&LangLocaleID=1033&GroupID=Onyx. For interested individuals unable to join the webcast, a replay of the webcast will be available on the Company’s website and can be accessed by visiting https://www.clsholdingsinc.com/news-media/press-releases.

Attached as Exhibit 99.1 to this Current Report is an investor presentation (the “Investor Presentation”) that the Company plans to use during the webcast. The Company will also post the Investor Presentation in the investor section of its website at www.clsholdingsinc.com following the webcast. The notice of the webcast is attached as Exhibit 99.2 to this Current Report.

The Company does not intend to file any update to this investor presentation and the fact that the Investor Presentation is being furnished should not be deemed an admission as to the materiality of any information contained in the presentation.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated April 2022
99.2	CLS Holdings USA, Inc. Press Release dated April 5, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: April 14, 2022	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer